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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 10, 2005 (May 4, 2005)

                               Toys "R" Us, Inc.
              (Exact name of Registrant as Specified in Charter)

           Delaware                     1-11609               22-3260693
(State or other Jurisdiction of    (Commission File        (I.R.S. Employer
 Incorporation or Organization)         Number)         Identification Number)

                               One Geoffrey Way
                            Wayne, New Jersey 07470
                   (Address of principal executive offices)

       Registrant's telephone number, including area code (973) 617-3500


                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

          On May 4, 2005, Toys "R" Us, Inc. (the "Company") issued a press release announcing that its previously announced offer to purchase for cash up to $402,500,000 principal amount of its outstanding Senior Notes due August 16, 2007 (the "Notes") issued on May 28, 2002 as part of its Equity Security Units in the form of 8,050,000 Normal Units had expired. In the tender offer, $380,687,000 aggregate principal amount of Notes were validly tendered and accepted for payment. The tendered Notes were retired on May 6, 2005. The press release is attached hereto as Exhibit 99.1.

          In addition, on May 10, 2005, the Company issued a press release announcing its intention to purchase the remaining $21,813,000 aggregate principal amount of Notes in the remarketing scheduled to occur on May 11, 2005. The press release is attached hereto as Exhibit 99.2.

Item 9.01.  Financial statements and exhibits.

(c)         Exhibits

Exhibit No.     Exhibit Description
-----------     -------------------

99.1            Press Release of Toys "R" Us, Inc., dated May 4, 2005.

99.2            Press Release of Toys "R" Us, Inc., dated May 10, 2005.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            TOYS "R" US, INC.
                                            (Registrant)

Date:  May 10, 2005                    By:  /s/ Raymond L. Arthur
                                            -----------------------------------
                                            Name:  Raymond L. Arthur
                                            Title:  Executive Vice President -
                                                    Chief Financial Officer



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                                Exhibit Index
                                -------------

Exhibit No.     Exhibit Description
-----------     -------------------

99.1            Press Release of Toys "R" Us, Inc., dated May 4, 2005.

99.2            Press Release of Toys "R" Us, Inc., dated May 10, 2005.